EXHIBIT 4.2

NUMBER	sciQuest®	SHARES

S

COMMON STOCK $.001 PAR VALUE	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 80908Q 40 4

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF SciQuest, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

James J. Scheuer SECRETARY	SCIQUEST, INC. CORPORATE SEAL 2001 DELAWARE *	Stephen J. Wiehe PRESIDENT AND CHIEF EXECUTIVE OFFICER	COUNTERSIGNED AND REGISTERED SUNTRUST BANK
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

SciQuest, Inc.

The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	– as tenants in common – as tenants by the entireties – as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT– Custodian (Cust) (Minor)
Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list

For value received,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                                 Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                 Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT ON ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR

INSTITUTION [BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS

AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE

GUARANTEE MEDALLION PROGRAM]. PURSUANT TO [ILLEGIBLE]

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.